UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2012

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

1100 Louisiana Street, 10th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 381-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

As previously reported, Enterprise Products Partners L.P. (“Enterprise”) held a webcast conference call on August 1, 2012 to discuss its financial and operating results for the three and six months ended June 30, 2012. During the conference call, it came to the attention of Enterprise management that, due to technical difficulties, some call participants were not able to hear portions of the discussion. In order to ensure that statements made during the call are publicly available, on August 2, 2012, Enterprise posted a transcript of the call to its website at www.enterpriseproducts.com. A copy of the transcript is furnished as Exhibit 99.1 to this Current Report and is hereby incorporated by reference into this Item 2.02.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Transcript of Enterprise Products Partners L.P. August 1, 2012 Earnings Conference Call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products Holdings LLC,
its general partner

Date: August 2, 2012	By:	/s/ Michael J. Knesek
Michael J. Knesek
Senior Vice President, Controller and Principal
Accounting Officer of Enterprise Products
Holdings LLC

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of Enterprise Products Partners L.P. August 1, 2012 Earnings Conference Call.